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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 7, 1998


                     IMC Home Equity Loan Owner Trust 1998-4
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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

               Delaware                              333-48429-02                       Being Applied For
     ----------------------------                  ----------------            ------------------------------------
     (State or Other Jurisdiction                  (Commission File            (I.R.S. Employer Identification No.)
           of Incorporation)                           Number)


     c/o The Chase Manhattan Bank, as Trustee                                           10001
         450 West 33rd Street, 15th Floor                                            ----------
                New York, New York                                                    (Zip Code)
     ----------------------------------------
     (Address of Principal Executive Offices)

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        Registrant's telephone number, including area code (212) 946-8600
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

                  On August 7, 1998, IMC Home Equity Loan Owner Trust 1998-4 (the "Trust") acquired $103,575,663.18 of Subsequent Home Equity Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of June 1, 1998, among IMC Securities, Inc. (the "Depositor"), as Depositor, IMC Mortgage Company (the "Seller"), as Seller and Servicer, and The Chase Manhattan Bank, as Trustee and the Subsequent Transfer Agreement, dated August 7, 1998, among the Depositor, the Seller, and the Trust, as purchaser. The Subsequent Home Equity Loans possess the characteristics required by the Prospectus dated May 29, 1998 and the Prospectus Supplement dated June 19, 1998, filed pursuant to Rule 424(b)(5) of the Act on June 26, 1998. The Schedule of Subsequent Home Equity Loans is attached to the Subsequent Transfer Agreement.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                  10.1 Subsequent Transfer Agreement dated as of August 7, 1998 among IMC Securities, Inc., as Depositor, IMC Mortgage Company, as Seller and IMC Home Equity Loan Owner Trust 1998-4, as Purchaser.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IMC HOME EQUITY LOAN OWNER TRUST 1998-4

                              By:   IMC SECURITIES, INC., as Depositor

                              By:   /s/ Thomas G. Middleton
                                    -------------------------------------------
                                    Name:  Thomas G. Middleton
                                    Title: President and Chief Operating Officer

August 10, 1998


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                                  EXHIBIT INDEX

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Exhibit No.  Description                                                      Page No.
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
10.1         Subsequent Transfer Agreement dated as of August 7, 1998 among
             IMC Securities, Inc., as Depositor, IMC Mortgage Company, as
             Seller and IMC Home Equity Loan Owner Trust 1998-4, as
             Purchaser.

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